UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2008
FISHER COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-22439	91-0222175

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

100 Fourth Avenue, N., Suite 510, Seattle, Washington		98109
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (206) 404-7000
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On December 10, 2008, the Board of Directors of Fisher Communications, Inc. (the “Company”) appointed Hassan N. Natha, the Company’s Principal Accounting Officer. Mr. Natha replaces Joseph Lovejoy as Principal Accounting Officer. Mr. Lovejoy will remain the Company’s Senior Vice President and Chief Financial Officer.
     Mr. Natha, age 49, has over 17 years of professional experience, most recently as Chief Financial Officer and Corporate Secretary of Jones Soda Co., a beverage company. Prior to joining Jones Soda, Mr. Natha served as an associate with CFO Selections, a professional CFO services firm from August 2005 to January 2006, a principal of B2BCFO, a CFO professional services firm, from March 2003 to July 2005, and Chief Financial Officer of Washington Gaming Inc., a private real estate and gaming company, from January 2002 to December 2002. From October 2000 to December 2001, he served as senior manager of Accenture Inc. Mr. Natha is a Certified Public Accountant and received a Bachelor of Commerce (Accounting) from Concordia University and a Graduate Diploma of Public Accountancy from McGill University.
     Upon joining the Company, Mr. Natha executed the Company’s standard employment offer letter setting forth the initial compensation and benefits he is entitled to receive as Vice President of Finance of the Company. The following description of the offer letter does not purport to be complete, is intended to be a brief summary of its material terms, and is qualified in its entirety by reference to the copy of the offer letter attached to this Current Report as Exhibit 99.1.
     The offer letter provides that Mr. Natha will be an at-will employee reporting to the Company’s Chief Financial Officer. Mr. Natha will receive an annual base salary of $180,000 and will be eligible for participation in the Company’s Short-Term Incentive Plan, with a payout target equal to 25% of his base salary. In addition, Mr. Natha will participate in the Company’s Long-Term Incentive Plan, pursuant to which he will be eligible to receive annual awards of long-term equity compensation in accordance with the terms of the plan. Mr. Natha received an initial stock option grant to purchase 2,000 shares of the Company’s common stock and 500 restricted stock units, both scheduled to vest annually in 20% increments over a five year period. The stock options have an exercise price equal to the reported closing price of the Company’s common stock on the date of grant.
Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure
      Attached to this Current Report as Exhibit 99.2 is a press release issued by the Company on December 16, 2008 to report the appointment of Hassan Natha as Principal Accounting Officer. Also attached hereto as Exhibit 99.3 is a letter to the Company’s shareholders from the Company’s Chief Executive Officer dated December 16, 2008. The information included in the press release and shareholder letter is considered to “furnished” with the Securities Exchange Act of 1934, as amended.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
     99.1 Employment Offer Letter
     99.2 Press Release, dated December 16, 2008
     99.3 Shareholder Letter, dated December 16, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2008	FISHER COMMUNICATIONS, INC.

	By	/s/ Joseph L. Lovejoy

Joseph L. Lovejoy
Senior Vice President
Chief Financial Officer

Exhibit Index
99.1 Employment Offer Letter
99.2 Press Release, dated December 16, 2008
99.3 Shareholder Letter, dated December 16, 2008